Related party transactions	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
Related party transactions
Related party transactions
Our main related parties include (i) affiliated companies over which we hold significant influence and (ii) companies who are either controlled by or whose operating policies may be significantly influenced by our major shareholder, Hemen.
Companies in which we hold significant influence include (i) Seadrill Partners, (ii) SeaMex and (iii) Seabras Sapura (iv) Sonadrill and (v) Gulfdrill. Companies that are controlled by or whose operating policies may be significantly influenced by Hemen include (i) Ship Finance, (ii) Archer, (iii) Frontline, (iv) Seatankers and (v) Northern Drilling. In the following sections we provide an analysis of (i) transactions with related parties and (ii) balances outstanding with related parties.
Related party revenue
The below table provides an analysis of related party revenues for periods presented in this report.

	Successor		Predecessor
(In $ millions)	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018	Year ended December 31, 2017
Management fee revenues (a)	109	41	41	84
In country support services revenues (b)	—	—	1	23
Related party inventory sales	1	1	1	—
Other	—	4	—	3
Total related party operating revenues	110	46	43	110
(a) We provide management and administrative services to Seadrill Partners and SeaMex and operation and technical support services to Seadrill Partners, SeaMex, Sonadrill and Northern Drilling. We charge our affiliates for support services provided either on a cost-plus mark up or dayrate basis.
(b) We previously provided in country support services to the Seadrill Partners rig West Polaris when it operated in Angola. The West Polaris's contract ended in December 31, 2017, so we no longer earn revenues under this arrangement.
In addition to the amounts shown above, we recognized reimbursable revenues and expenses from Northern Drilling of $167 million for the year ended December 31, 2019 for work to perform the first mobilization of the Northern Drilling rigs, West Mira and West Bollsta. As at December 31, 2019 our Consolidated Balance Sheet included a $55 million receivable from Northern Drilling included in related parties and $5 million unbilled reimbursables amounts within Other Assets for costs to be recovered from this arrangement.
Related party operating expenses
The below table provides an analysis of related party operating expenses for periods presented in this report.

	Successor		Predecessor
(In $ millions)	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018	Year ended December 31, 2017
In country support services expenses (c)	—	—	1	8
Related party inventory purchases	1	—	—	3
Other related party operating expenses (d)	2	1	3	3
Net bareboat charter arrangements (e)	—	—	—	(1)
Total related party operating expenses	3	1	4	13
(c) Seadrill Partners previously provided us with in country support services for the West Jupiter in Nigeria. This arrangement ended in early 2018. In addition, SeaMex previously provided us with in country support services for the West Pegasus and West Freedom when those rigs operated in Mexico and Venezuela.
(d) We received services from certain other related parties. These included management and administrative services from Frontline, warehouse rental from Seabras Sapura and other services from Archer and Seatankers.
(e) We previously acted as an intermediate charterer for the Seadrill Partners rig West Aquarius, during its contract with Hibernia in Canada, which ended in April 2017.
Related party financial items
The below table provides an analysis of related party financial income for periods presented in this report.

	Successor		Predecessor
(In $ millions)	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018	Year ended December 31, 2017
Interest income (f)	26	15	12	34
Gains on related party derivatives	—	—	—	1
Interest income recognized on deferred contingent consideration (g)	4	1	2	3
Total related party financial items	30	16	14	38
(f) We earn interest income on our related party loans to SeaMex and Seabras Sapura (see below). We also previously earned interest income on our related party loans to Seadrill Partners in 2017.
(g) We record interest income on deferred consideration receivables from Seadrill Partners (see item (i) below).
Related party receivable balances
The below table provides an analysis of related party receivable balances for periods presented in this report.

	Successor	Successor
(In $ millions)	December 31, 2019	December 31, 2018
Related party loans and interest (h)	488	476
Deferred consideration arrangements (i)	31	59
Convertible bond (j)	35	43
Trading balances (k)	150	138
Total related party receivables	704	716
Of which:
Amounts due from related parties - current	181	177
Amounts due from related parties - non-current	523	539
(h) We have loan receivables outstanding from SeaMex and Seabras Sapura. We previously had loan receivables from Seadrill Partners, which have been repaid. We have summarized the amounts outstanding in the table below:

	Successor	Successor
(In $ millions)	December 31, 2019	December 31, 2018
SeaMex seller's credit and loans receivable	422	398
Seabras loans receivable	66	78
Total related party loans and interest	488	476
SeaMex loans include (i) $250 million "sellers credit" provided to SeaMex in March 2015 which matured in December 2019 but is subordinated to SeaMex's external debt facility, which matures in March 2022, and therefore cannot be repaid. As such, we have classified this balance as non-current on our Consolidated Balance Sheets. (ii) $45 million working capital loan advanced in November 2016 and (iii) $127 million accrued interest on above loans and other funding. The sellers credit and working capital loan both earn interest at 6.5% and are subordinated to SeaMex's external debt facility.
Seabras loans include a series of loan facilities that we extended to Seabras Sapura between May 2014 and December 2016. The $66 million balance shown in the table above includes (i) $54 million of loan principal and (ii) $12 million of accrued interest. The loans are repayable on demand, subject to restrictions on Seabras Sapura's external debt facilities. We earn interest of between 3.4% - LIBOR + 3.99% on the loans, depending on the facility. We received repayments against these related party loans of $15 million during 2019.
In addition to the Seabras loans referred above, we have made certain other shareholder loans to Seabras Sapura, which we classify as part of our equity method investment in Seabras Sapura. See Note 18 - "Investments in Associated Companies" for further details. We received repayments against these shareholder loans of $9 million during 2019.
(i) Deferred consideration arrangements include receivables due to us from Seadrill Partners from the sale of the West Vela and the West Polaris to Seadrill Partners in November 2014 and June 2015 respectively. We have summarized amounts due for each period in the table below:

	Successor	Successor
(In $ millions)	December 31, 2019	December 31, 2018
West Vela - Mobilization receivable	17	31
West Vela - Share of dayrate	14	27
West Polaris	—	1
Total deferred consideration receivable	31	59

On adoption of fresh start accounting, we recorded receivables for West Vela share of dayrate and West Polaris earnout. These amounts were previously accounted for as gain contingencies so were only recognized when realized. The receivables were recognized at fair value of $29 million and $1 million respectively and the gain was recognized in reorganization items.
We recorded the following gains in other operating income for these arrangements.

	Successor		Predecessor
(In $ millions)	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018	Year ended December 31, 2017
West Polaris earn out realized	—	—	—	13
West Vela earn out realized	—	—	7	14
Total contingent consideration recognized	—	—	7	27
(j) On April 26, 2017, we converted $146 million, including accrued interest and fees, in subordinated loans provided to Archer into a $45 million convertible loan. The subordinated convertible loan bears interest of 5.5%, matures in December 2021 and has a conversion right into equity of Archer Limited in 2021. At inception, the fair value of the convertible bond was $56 million whereas the previous loan had a carrying value of $37 million. We therefore recognized a gain on debt extinguishment of $19 million in 2017 because of this transaction.
The loan receivable is a convertible debt instrument comprised of a debt instrument and a conversion option, classed as an embedded derivative. Both elements are measured at fair value at each reporting date. As at December 31, 2019, Archer were in negotiations with their lenders to refinance their debt obligations, which we expected to result in an extension to maturities for all lenders, including Seadrill. As a result, we recorded an other than temporary impairment against our investment in the convertible bond issued to us by Archer. Following the other-than-temporary impairment, the fair value of the convertible debt instrument was $35 million of which the split between debt and embedded derivative option was $35 million and nil respectively. See Note 33 - Fair values of financial instruments for further details.
Subsequent to the year end, on March 13, 2020, Archer announced that it had successfully secured a consensual amendment and extension to its debt facilities. This included a reduction to the principal and accrued interest on the convertible loan due to us from Archer, in exchange for a reduced stock conversion price and removal of certain restrictions regarding the sale or conversion of the loan. Following the amendment, the principal due on the loan would be $13 million and the stock conversion price would decrease from $2.083 per share to $0.40. The maturity date of the loan would also extend to April 1, 2024. The transaction is subject to execution of final agreements and completion of closing conditions.
The fair value gain/(loss) on the convertible bond for periods presented is summarized below:

	Successor		Predecessor
(In $ millions)	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018	Year ended December 31, 2017
Other than temporary impairment	(11)	—	—	—
Fair value gain / (loss) of Archer debt component	3	(3)	2	1
Fair value (loss) / gain of Archer embedded conversion option	—	(9)	2	(4)
(k) Trading balances primarily comprise receivables from Seadrill Partners, SeaMex, Northern Drilling and Sonadrill for related party management fees. In addition, certain receivables and payables arise when we pay an invoice on behalf of Seadrill Partners or SeaMex and vice versa. Receivables and payables are generally settled quarterly in arrears.

Related party payable balances
The below table provides an analysis of related party payable balances for periods presented in this report.

	Successor	Successor
(In $ millions)	December 31, 2019	December 31, 2018
Related party loans payable (n)	239	222
Trading balances (o)	19	39
Total related party liabilities	258	261
Of which:
Amounts due to related parties - current	(19)	(39)
Long-term debt due to related parties	(239)	(222)
(n) Related party loans include related party loans from Ship Finance to the Ship Finance subsidiaries that we consolidated as variable interest entities (see Note 35 – Variable Interest Entities (VIEs) for further details). The carrying amount of the loans was $239 million at December 31, 2019 (2018: $222 million). The principal outstanding on the loans was $314 million at December 31, 2019, (2018: $314 million).
There is a right of offset of trading balance assets against the loans, the net position is disclosed within “Long-term debt due to related parties” on the Consolidated Balance Sheets. As at December 31, 2019 (Successor) the trading position was a net liability position of nil.
The loans bear interest at a fixed rate of 4.5% per annum and mature between 2023 and 2029. The total interest expense incurred for the year ended December 31, 2019 (Successor) was $14 million, the period from July 2, 2018 through December 31, 2018 (Successor) was $7 million, the period from January 1, 2018 through July 1, 2018 (Predecessor) was $7 million (year ended December 31, 2017 (Predecessor): $15 million).
(o) Trading balances primarily include related party payables due from our Ship Finance variable interest entities to Ship Finance and trading balances due from us to SeaMex and Seadrill Partners.
Other related party transactions
Seabras Sapura guarantees - In November 2012, a subsidiary of Seabras Sapura Participações S.A. entered into a $179 million senior secured credit facility agreement in order to part fund the acquisition of the Sapura Esmeralda pipe-laying support vessel, with a maturity in 2032. During 2013 an additional facility of $36 million was entered into, with a maturity in 2020. As a condition to the lenders making the loan available, we provided a sponsor guarantee, on a joint and several basis with the joint venture partner, Sapura Energy, in respect of the obligations of the borrower. The total amount guaranteed by the joint venture partners as at December 31, 2019 (Successor) was $146 million (December 31, 2018 (Successor): $165 million).
We have not recognized a liability for any of the above guarantees as we did not consider it to be probable that the guarantees would be called.
Other guarantees - In addition, we have made certain guarantees over the performance of Seadrill Partners and SeaMex on behalf of customers. Please refer to Note 34 - "Commitments and contingencies" for details.
Omnibus agreement - In 2012 we entered into an Omnibus Agreement with Seadrill Partners. The agreement outlines the following provisions: (i) a non-competition agreement with Seadrill Partners for any drilling rig operating under a contract for five or more years; (ii) rights of first offer on any proposed sale, transfer or other disposition of drilling rigs; (iii) rights of first offer on any proposed transfer, assignment, sale or other disposition of any equity interest in Seadrill Operating LP, Seadrill Capricorn Holdings LLC and Seadrill Partners Operating LLC (the "OPCO"); and (iv) indemnification – Old Seadrill Limited agreed to indemnify Seadrill Partners against certain environmental and toxic tort liabilities with respect to the assets contributed or sold to Seadrill Partners, and also certain tax liabilities. Refer to exhibit 4.4.